SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2006

AEROSONIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue

Clearwater, Florida 33765

(Address of principal executive offices and Zip Code)

(727) 461-3000

(Registrant’s telephone number, including Area Code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.04           Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

              On November 20, 2006, Aerosonic Corporation (the “Company”) sent a notice to its executive officers and directors (the “Notice”) informing them they would be prohibited from purchasing, selling or otherwise acquiring or transferring any shares of the Company’s Common Stock, $.40 par value per share, or exercising any stock options during a blackout period (the “Blackout Period”) relating to the temporary suspension of transactions in the Company’s 401(k) Plan   (the “Plan”).  Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Notice.

     The reason for the Blackout Period is to facilitate the transition of a change in the Plan’s administrator from Putnam Investments to Wachovia Retirement Services.  During the Blackout Period, participants in the Plan will be unable to direct or diversify the assets held in their Plan accounts, make fund transfers, change investment elections or obtain distributions from the Plan.

     The Notice indicates that the Blackout Period will begin on Friday, December 22, 2006 at 1:00 p.m. EST and ending sometime during the week of January 28, 2007.  The Company provided the Notice to its directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002.    Inquiries concerning the Blackout Period should be directed to Gary E. Colbert, the Company’s Executive Vice President and Chief Financial Officer, by telephone at (727) 461-3000 or via the internet at gcolbert@aerosonic.com.

Item 9.01           Financial Statements and Exhibits

              (d)         Exhibits

99.1       Notice to Executive Officers and Directors of Aerosonic Corporation dated November 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 20, 2006 AEROSONIC CORPORATION

By: s://  David A. Baldini

Name: David A. Baldini

Title: Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number              Description

99.1                    Notice to Executive Officers and Directors of Aerosonic Corporation dated November 20, 2006

Exhibit 99.1

Notice of Blackout Period to Directors and Executive Officers of Aerosonic Corporation

November 20, 2006

               You are receiving this notice to advise you that a “blackout period” is scheduled to occur under the Aerosonic Corporation 401(k) Plan (the “Plan”) for the period beginning Friday, December 22, 2006 at 1:00 p.m. EST and ending sometime during the week of January 28, 2007 (the “Blackout Period”).

               The occurrence of the Blackout Period is in conjunction with a change in the Plan’s administrator from Putnam Investments to Wachovia Retirement Services.  During the Blackout Period, participants in the Plan will be unable to direct or diversify the assets held in their Plan accounts, make fund transfers, change investment elections or obtain distributions from the Plan.

               Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002, as a director or executive officer of the Company, you are generally prohibited during the Blackout Period from purchasing, selling, or otherwise acquiring or transferring any shares of the Company’s common stock, $.40 par value per share (“Common Stock”), or exercise any stock options (“Options”) if you acquire or previously acquired such Common Stock or Options in connection with your service or employment as a director or executive officer of the Company.  Note that various transactions are exempt from these trading restrictions.  In addition, there are special rules for determining which Common Stock or Options are treated as having been acquired in connection with service or employment as a director or executive officer.  In the event you have any questions regarding the Blackout Period or the restrictions applicable to directors or executive officers of the Company, you should contact:

Gary E. Colbert

Executive Vice President

Chief Financial Officer

(727) 461-3000

gcolbert@aerosonic.com